UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of Earliest Event Reported): June 4, 2007
CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona		85012
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:		(602) 265-9200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On June 8, 2007, CSK Auto Corporation issued a press release announcing the resignation of James B. Riley, Senior Vice President and Chief Financial Officer, effective as of the end of June 2007. The press release is being filed as Exhibit 99.1 to this report and incorporated by reference herein.
Item 8.01 Other Events
On June 8, 2007, the Company issued a press release announcing the management change described above as well as the appointment of Lawrence N. Mondry as its new President and Chief Executive Officer. The press release is filed as Exhibit 99.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 8, 2007.
Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

By: /s/ RANDI V. MORRISON
Randi V. Morrison
Senior Vice President, General Counsel & Secretary
DATED: June 8, 2007

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